Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NI Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Cindy L. Launer, President and Chief Executive Officer, and Matthew J. Maki, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2026	/s/ Cindy L. Launer
Cindy L. Launer
President and Chief Executive Officer
(Principal Executive Officer)

August 7, 2026	/s/ Matthew J. Maki
Matthew J. Maki
Chief Financial Officer
(Principal Financial Officer)

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